MERRILL LYNCH
CORPORATE
HIGH YIELD
FUND, INC.



FUND LOGO



Annual Report

March 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.


TO OUR SHAREHOLDERS


Fiscal Year in Review
For the 12 months ended March 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -1.97%, -2.72%, -2.76% and -2.22%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) These returns were modestly lower than the CSFB Global High Yield Index (an unmanaged benchmark which broadly reflects the market as a whole), which returned +0.30% for the same period. The Fund underperformed as a result of our somewhat more aggressive portfolio structure with greater sensitivity to the direction of the market.


The High-Yield Market
The six-month period ended March 31, 2000 was dominated by interest rate tensions. On March 21, 2000, the Federal Reserve Board raised the Federal Funds rate (the rate at which commercial banks borrow from the Federal Reserve) from 5.75% to 6.00%. This action--the fifth quarter point increase since last June--was generally expected. The Federal Reserve Board has been clear that its intent is to continue to raise interest rates until economic growth slows to a pace that it considers noninflationary. Recent reported increases in inflation can only reinforce this conviction. Most forecasters anticipate one or more additional moves before the Federal Reserve Board's objective is achieved. In this environment, the high-yield market was weak. The flow of funds reported by high-yield mutual funds remained negative, with a reported outflow for the six-month period of $6.8 billion. There was also evidence of diminished interest in the high-yield market by asset allocaters as well. For example, it was recently reported that the San Francisco City and County Retirement System will trim its high-yield exposure. The reasons for the lack of investor interest in the high-yield market and its lackluster performance seem to relate to the following factors:

In an environment of rising interest rates, fixed-income securities are not a compelling investment category, particularly during a period of excellent equity returns.

The performance of the high-yield asset class has been lackluster since the summer of 1998 when default by Russia on its local currency debt ignited a rush to quality. While the market recovered to an extent, the volatility exhibited during this period was a turnoff.

The high-yield market grew at a compound annual rate of 18.2% over the five years ended December 1999. The market is primarily an institutional over-the-counter market with the liquidity necessary to facilitate efficient trading provided by Wall Street. More capital is required to support the larger market and heavier trading volumes. In 1999, in response to capital losses experienced during the market crash in the previous year, Wall Street significantly reduced capital employed in corporate bond trading. This reduced market ability and raised the level of volati-lity. Investors have therefore demanded a higher risk premium.

Portfolio Matters
For the six-month period ended March 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.87%, +0.48%, +0.46% and +0.74%, respectively. These returns were in line with the +0.77% total return generated by the CSFB Global High Yield Index.

At March 31, 2000, cash equivalents constituted 2.3% of the Fund's net assets. The portfolio was broadly diversified by company and industry. The largest industry represented in the Fund was communications (Internet/telephone/wireless) at 21.1% of net assets. (See page 4 of this report to shareholders for a list of the Fund's Five Largest Industries and Top Five Foreign Countries.) At March 31, 2000, the average maturity of the portfolio was 7 years.

Investment Outlook and Strategy
Despite the market's poor performance, the fundamentals are generally attractive and valuation is compelling. Credit quality is generally improving. Large sectors of the high-yield market are exhibiting excellent earnings momentum. Oil and gas producers, paper and forest products, steel, non-ferrous metals, transportation and chemicals are experiencing cyclical earnings recoveries. By March 31, 2000, these sectors comprised 19.9% of the CSFB Global High Yield Index and 26.6% of the Fund. Cable, communications and broadcasting continue to experience excellent fundamentals and constituted 36.4% of the benchmark and 33.5% of the Fund. Default rates (a lagging indicator) peaked last fall and have been declining. Moody's Investors Service, Inc.'s trailing 12-month default rates (as a percentage of issuers) was 5.64% through March 31, 2000, compared with a 6.06% rate at the October 1999 peak. We believe the trend will continue down. Finally, the current yield on the benchmark CSFB Global High Yield Index was 11.4% at March 31, 2000. At an average price of $83.3 per $100 of par value, the yield to maturity was 12.9%. These are the highest levels since 1992. The yield spread relative to Treasury securities of comparable maturity was 6.75%, almost 2% higher than the average over the last eight years.

With attractive valuation dominating our strategic view, we are structuring the Fund in an effort to enhance returns in a better environment. An improved market is probably not near as the return of investor interest in the high-yield asset class would seem to require a more positive interest rate outlook and perhaps also some measure of investor disenchantment with equities.

In Conclusion
We appreciate your ongoing investment in Merrill Lynch Corporate
High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



May 8, 2000



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


To reduce shareholders' expenses, Merrill Lynch Corporate High Yield Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.

Effective May 15, 2000, Merrill Lynch Corporate High Yield Fund, Inc. will change its name to Merrill Lynch U.S. High Yield Fund, Inc. The Fund's management believes that the new name better reflects the Fund's main investment strategies. The change in the Fund's name does not connote a change in its investment objective, which remains the same: to obtain current income, and secondarily, to seek capital appreciation by investing primarily in a diversified portfolio of fixed-income securities in the lower rating categories of the recognized rating agencies or unrated but judged to be of comparable quality. Also effective May 31, 2000, the Fund will limit its investments in foreign securities to 10% of its assets. The Fund will limit its future investments in foreign securities to issuers, a majority of whose assets, or whose executive offices are located in a country that is a member of the Organisation For Economic Co-operation and Development.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


PORTFOLIO INFORMATION
As of March 31, 2000

                                                                                                       Percent of
Ten Largest Corporate Holdings                                                                         Net Assets
R&B Falcon Corporation*     Formed through a merger of Reading & Bates Company and Falcon Drilling,         3.6%
                            R&B Falcon operates the world's largest fleet of marine-based drilling rigs servicing the international oil and gas industry. Its fleet includes
                            135 marine-based drilling units, including the industry's largest fleets of barge and jackup rigs.

Nextel Communications,      Nextel is the largest specialized mobile radio (SMR) and enhanced                2.8
Inc.                        specialized mobile radio (ESMR) provider in the United States, with licenses covering 98% of the American population. While Nextel's SMR system is virtually nationwide, the company is still building out a national ESMR system. Through its 100%-owned subsidiary, Nextel Inter-
                            national Inc., Nextel is also building networks in Latin America and Asia.

Impsat Corp.                Impsat provides telecommunications services throughout Latin America             2.4
                            and is one of the largest providers of data transmission services in Argentina.

UnitedGlobalCom Inc.        UnitedGlobalCom (formerly known as United International Holdings) is a           2.3
                            global broadband communications provider of video, voice and data services with operations in various countries around the world. The company serves video subscribers, telephony access lines, and high-speed broadband accounts. United Global Communications also provides television programming services to subscribers worldwide.

Supercanal Holdings SA      Supercanal is the third-largest cable TV provider in Argentina. It has a         2.2
                            well-positioned operation and almost no competition throughout its service territory with good demand prospects.

TFM, SA de CV*              TFM (Grupo Transportacion Ferroviaria Mexicana), a joint venture company         2.1
                            owned principally by Transportacion Maritima Mexicana, its affiliate
                            Grupo Servia, SA de CV and Kansas City Southern Industries, Inc., operates and provides freight transporation services over the Northeast Rail Lines.
                            The network of the Northeast Rail Lines consists of approximately 2,600 miles of main track and is the primary corridor of the Mexican railroad system. As a major beneficiary of the North American Free Trade Agreement and the most direct route for goods shipped between Mexico City and the
                            United States, TFM accounts for approximately 63% of the rail traffic between Mexico and the United States.

HMH Properties, Inc.        HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds       2.1
                            controlling interests in 69 full-service hotels, comprising the majority of
                            Host Marriott's lodging properties. The properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating profit.

Autopistas del Sol SA       Autopistas del Sol SA operates and maintains motorways in Argentina. The         2.1
                            company runs part of the Pan-American highway as a toll concession.

Doman Industries            Doman is an integrated forest products company. The company grows and            2.0
Limited*                    harvests timber, sawmills logs into lumber and wood chips, manufactures value-added lumber and produces dissolving sulphite pulp and NBSK pulp.
                            Doman also provides reforestation services.

Millicom International      Millicom International Cellular develops and operates cellular telephone         2.0
Cellular                    systems worldwide. The company has cellular interest in 33 cellular systems in 20 countries, primarily in emerging markets.

                           *Includes combined holdings.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


PORTFOLIO INFORMATION (concluded)

As of March 31, 2000

Quality Profile*                        Percent of
S&P Rating/Moody's Rating         Long-Term Investments

BB/Ba                                      28.6%
B/B                                        61.3
CCC/Caa                                     9.3
CC/Ca                                       0.1
C/C                                         0.1
NR (Not Rated)                              0.6

*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                        Percent of
Five Largest Industries                 Net Assets

Cable--International                        8.8%
Health Services                             8.4
Transportation                              7.6
Wireless Communications--International      6.7
Wireless Communications--Domestic           6.2


Geographic Profile                      Percent of
Top Five Foreign Countries*             Net Assets

Argentina                                   7.5%
Mexico                                      3.9
Canada                                      2.8
Indonesia                                   2.1
Luxembourg                                  2.0

*All holdings are denominated in US dollars.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results
                                                                  6 Month         12 Month      Since Inception   Standardized
As of March 31, 2000                                            Total Return    Total Return      Total Return    30-day Yield
ML Corporate High Yield Fund, Inc. Class A Shares*                 +0.87%           -1.97%           +0.49%           11.56%
ML Corporate High Yield Fund, Inc. Class B Shares*                 +0.48            -2.72            -0.97            11.39
ML Corporate High Yield Fund, Inc. Class C Shares*                 +0.46            -2.76            -1.06            11.38
ML Corporate High Yield Fund, Inc. Class D Shares*                 +0.74            -2.22            +0.01            11.45
Merrill Lynch High Yield US Corporates, Cash Pay Index**           -0.74            -1.33            +0.05             --
CS First Boston Global High Yield Index**                          +0.77            +0.30            -1.19             --
Ten-Year US Treasury Securities***                                 +2.75            -1.71            +4.83             --

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 5/01/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield USCorporates, Cash Pay Index is from 5/01/98. Since inception total return for CS First Boston Global High Yield Index is from 4/30/98.
***Since inception total return is from 4/30/98.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of Merrill Lynch Corporate High
Yield Fund, Inc.'s Class A Shares and Class B Shares compared to growth of the CS First Boston High Yield Index++++. Beginning and ending values are:

                                     5/01/96**         3/00
Merrill Lynch Corporate
High Yield Fund, Inc.++
--Class A Shares                      $ 9,600         $9,647
Merrill Lynch Corporate
High Yield Fund, Inc.++
--Class B Shares                      $10,000         $9,659
CS Boston High Yield
Index++++                             $10,000         $9,881


A line graph depicting the growth of Merrill Lynch Corporate High
Yield Fund, Inc.'s Class C Shares and Class D Shares compared to growth of the CS First Boston High Yield Index++++. Beginning and ending values are:

                                     5/01/98**         3/00
Merrill Lynch Corporate
High Yield Fund, Inc.++
--Class C Shares                      $10,000         $9,894
Merrill Lynch Corporate
High Yield Fund, Inc.++
--Class D Shares                      $ 9,600         $9,601
CS Boston High Yield
Index++++                             $10,000         $9,881

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Merrill Lynch Corporate High Yield Fund, Inc. invests primarily in a diversified portfolio of corporate fixed-income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index is from 4/30/98.
    Past performance is not predictive of future performance.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/00                         -1.97%         -5.89%
Inception (5/01/98)
through 3/31/00                            +0.26          -1.85

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/00                         -2.72%         -6.20%
Inception (5/01/98) through 3/31/00        -0.51          -1.79

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/00                         -2.76%         -3.63%
Inception (5/01/98)
through 3/31/00                            -0.55          -0.98

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/00                         -2.22%         -6.13%
Inception (5/01/98)
through 3/31/00                             0.00          -2.10

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


SCHEDULE OF INVESTMENTS
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                      Bonds                                          Value

Bonds
Aerospace--2.8%    B-     B3    $10,000,000  Fairchild Corporation, 10.75% due 4/15/2009                  $    5,050,000
                   B      B2     10,000,000  Hexcel Corporation, 9.75% due 1/15/2009                           8,550,000
                   B+     B1      5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004                            4,425,000
                                                                                                          --------------
                                                                                                              18,025,000


Airlines--1.6%     CCC+   B3     10,150,000  USAir Inc., 9.625% due 2/01/2001                                 10,050,023


Automotive--1.3%   BB+    Ba2    10,000,000  Federal-Mogul Company, 7.375% due 1/15/2006                       8,124,270


Broadcasting--                               Globo Comunicacoes e Participacoes, Ltd.:
Radio &            B+     B2      1,500,000     10.50% due 12/30/2006                                          1,312,500
Television--       B+     B2      7,500,000     10.50% due 12/20/2006 (e)                                      6,693,750
1.7%               B-     B3      2,975,000  Salem Communications Corp., 9.50% due 10/01/2007                  2,781,625
                                                                                                          --------------
                                                                                                              10,787,875


Cable--            BB-    B1      4,500,000  Century Communications Corporation, 9.75% due 2/15/2002           4,522,500
Domestic--2.1%                               Charter Communications Holdings LLC:
                   B+     B2      7,000,000     8.625% due 4/01/2009                                           6,212,500
                   B+     B2      3,000,000     10% due 4/01/2009                                              2,910,000
                                                                                                          --------------
                                                                                                              13,645,000


Cable--            BB     B1     10,000,000  Cablevision SA, 13.75% due 5/01/2009                             10,025,000
International--    BB+    B1     10,000,000  Multicanal SA, 13.125% due 4/15/2009                             10,525,000
8.8%               B-     B3      5,000,000  NTL Communications Corp., 12.375%** due 10/01/2008                3,237,500
                   D      Caa3   25,000,000  Supercanal Holdings SA, 11.50%** due 5/15/2005 (e)(g)            13,937,500
                   B-     B3     21,000,000  UnitedGlobalCom Inc., 12.64%** due 2/15/2008 (b)                 14,595,000
                   B      B2      8,000,000  United Pan-Europe Communications, 13.466%** due
                                             2/01/2005 (e)                                                     4,040,000
                                                                                                          --------------
                                                                                                              56,360,000


Chemicals--2.9%    BB-    Ba3     5,000,000  ISP Holdings Inc., 9.75% due 2/15/2002                            4,762,500
                   B+     B2     10,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                  9,475,000
                   B      Caa3    5,000,000  Sterling Chemicals Inc., 11.75% due 8/15/2006                     4,250,000
                                                                                                          --------------
                                                                                                              18,487,500


Child Care--       B-     B3      5,000,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009            4,525,000
0.7%


Communications--   B      B3     17,215,000  Impsat Corp., 12.375% due 6/15/2008                              15,106,163
3.8%               B+     B2     17,000,000  Orion Network Systems, Inc., 16.429%** due 1/15/2007              8,925,000
                                                                                                          --------------
                                                                                                              24,031,163


Computer Services/ B      B2      5,000,000  Amkor Technologies Inc., 10.50% due 5/01/2009                     4,912,500
Electronics--      CCC    Caa1    7,750,000  Dictaphone Corp., 11.75% due 8/01/2005                            7,711,250
2.0%                                                                                                      --------------
                                                                                                              12,623,750


Conglomerates--    B-     B3      5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                     4,275,000
0.7%


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                      Bonds                                          Value

Bonds (continued)
Consumer           B      B3    $10,000,000  Corning Consumer Products, 9.625% due 5/01/2008              $    6,550,000
Products--1.0%


Consumer           CCC+   Caa2    9,360,000  AP Holdings Inc., 14.85%** due 3/15/2008                          1,918,800
Services--1.7%     B-     B2     15,000,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009 (e)         8,775,000
                                                                                                          --------------
                                                                                                              10,693,800


Energy--5.7%       B      B3      2,000,000  Benton Oil and Gas Co., 11.625% due 5/01/2003                     1,355,000
                   BB-    Ba3     7,000,000  Ocean Energy Inc., 8.375% due 7/01/2008                           6,545,000
                   CCC    B3     10,500,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                         8,767,500
                   B+     B1      6,000,000  Parker Drilling Co., 9.75% due 11/15/2006                         5,715,000
                   BB-    Ba3     5,000,000  RBF Finance Company, 11.375% due 3/15/2009                        5,325,000
                   BB-    B1      5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                          4,650,000
                   B-     B3      6,000,000  United Refining Co., 10.75% due 6/15/2007                         3,630,000
                                                                                                          --------------
                                                                                                              35,987,500


Entertainment--    B-     Caa2   10,000,000  Regal Cinemas Inc., 9.50% due 6/01/2008                           4,250,000
0.7%


Financial          CCC-   Caa3    5,000,000  Amresco Inc., 9.875% due 3/15/2005                                3,725,000
Services--0.6%


Food &             B      B1      5,000,000  Chiquita Brands International Inc., 9.125% due 3/01/2004          4,287,500
Beverage--0.7%


Gaming--1.5%       BB+    Ba2     5,000,000  Park Place Entertainment, 7.875% due 12/15/2005                   4,625,000
                   B-     Caa1    5,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                   4,737,500
                                                                                                          --------------
                                                                                                               9,362,500


Health Services    B-     Caa1   10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                      3,360,000
--8.4%             B+     B1      5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                        4,256,250
                   CCC+   B3     15,000,000  Extendicare Health Services, 9.35% due 12/15/2007                 7,875,000
                   B+     ba3    10,000,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008          8,825,000
                   BB     Ba3     8,000,000  ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (e)                 7,480,000
                   B-     Caa1   10,000,000  Magellan Health Services, 9% due 2/15/2008                        6,950,000
                   D      C       7,000,000  Mariner Post--Acute Network, 9.50% due 11/01/2007 (g)               175,000
                   B+     B3     15,000,000  PharMerica, Inc., 8.375% due 4/01/2008                            8,025,000
                   BB-    Ba3     7,500,000  Tenet Healthcare Corp., 8.125% due 12/01/2008                     6,881,250
                                                                                                          --------------
                                                                                                              53,827,500


Hotels--3.0%       BB     Ba2     5,000,000  HMH Properties, Inc., 8.45% due 12/01/2008                        4,368,750
                   BB     Ba2    10,000,000  Host Marriott LP, 8.375% due 2/15/2006                            9,050,000
                   B      B2     10,000,000  Signature Resorts, Inc., 9.25% due 5/15/2006                      6,050,000
                                                                                                          --------------
                                                                                                              19,468,750


Independent Power  B+     Ba3     8,000,000  The AES Corporation, 8.375% due 8/15/2007                         7,000,000
Producers--1.1%


Industrial         B      B3      8,000,000  Neff Corp., 10.25% due 6/01/2008                                  7,100,000
Services--1.8%     CCC+   Caa1    2,000,000  Thermadyne Holdings Corp., 12.50%** due 6/01/2008                   850,000
                   CCC+   B3      4,250,000  Thermadyne Manufacturing, 9.875% due 6/01/2008                    3,421,250
                                                                                                          --------------
                                                                                                              11,371,250


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                      Bonds                                          Value

Bonds (continued)
Internet                                     PSINet Inc.:
Transport--1.5%    B-     B3    $ 5,000,000     10% due 2/15/2005                                         $    4,725,000
                   B-     B3      5,000,000     11% due 8/01/2009                                              4,875,000
                                                                                                          --------------
                                                                                                               9,600,000


Metals &           CC     Ca     11,000,000  AEI Resources Inc., 11.50% due 12/15/2006 (e)(g)                    605,000
Mining--2.6%       B+     B3      4,000,000  Asarco Inc., 8.50% due 5/01/2025                                  2,791,140
                   BB     Ba1    10,000,000  Grupo Minero Mexico SA, 8.25% due 4/01/2008                       8,550,000
                   B      B3      5,000,000  Ormet Corporation, 11% due 8/15/2008 (e)                          4,575,000
                                                                                                          --------------
                                                                                                              16,521,140


Paper & Forest     CCC+   B3      6,000,000  APP International Finance, 11.75% due 10/01/2005                  5,160,000
Products--4.1%                               Doman Industries Limited:
                   B      Caa1    5,000,000     8.75% due 3/15/2004                                            4,125,000
                   B+     B3      5,000,000     12% due 7/01/2004                                              5,075,000
                   B      Caa1    5,000,000     Series B, 9.25% due 11/15/2007                                 3,825,000
                   CCC+   B3     11,000,000  Pindo Deli Financial Mauritius, 10.75% due 10/01/2007             7,892,500
                                                                                                          --------------
                                                                                                              26,077,500


Product            D      Caa3    8,500,000  Ameriserve Food Distributors, 8.875% due 10/15/2006 (g)           1,062,500
Distribution--     D      C       5,000,000  Nebco Evans Holding Co., 16.34%** due 7/15/2007 (g)                  31,250
0.8%               CCC-   Caa1   10,350,000  US Office Products Co., 9.75% due 6/15/2008 (g)                   3,777,750
                                                                                                          --------------
                                                                                                               4,871,500


Publishing &       BB-    Ba3     5,000,000  Primedia, Inc., 7.625% due 4/01/2008                              4,525,000
Printing--0.7%


Real Estate--      BB-    Ba3     4,875,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                 4,509,375
0.7%


Steel--1.7%        NR*    B2      5,000,000  CSN Iron SA, 9.125% due 6/01/2007 (e)                             4,187,500
                   B      Caa1    7,000,000  Republic Technology, 13.75% due 7/15/2009 (a)(e)(g)               1,575,000
                   B      B2      5,000,000  Weirton Steel Corp., 11.375% due 7/01/2004                        5,125,000
                                                                                                          --------------
                                                                                                              10,887,500


Telephony--2.9%    B      B2     10,000,000  Intermedia Communications Inc., 8.60% due 6/01/2008               8,850,000
                   B      B2     10,000,000  Nextlink Communications Inc., 10.75% due 6/01/2009                9,600,000
                                                                                                          --------------
                                                                                                              18,450,000


Textiles--0.6%     B      Caa3   10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008                          3,650,000


Transportation--   BB-    NR*    16,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (e)                  13,320,000
7.2%               BB-    B1     10,000,000  GS Superhighway Holdings, 10.25% due 8/15/2007                    7,025,000
                   BB     Ba2    12,500,000  Stena AB, 10.50% due 12/15/2005                                  11,687,500
                                             TFM, SA de CV:
                   B+     B2      5,000,000     10.25% due 6/15/2007                                           4,812,500
                   B+     B2     12,500,000     14.03%** due 6/15/2009                                         8,781,250
                                                                                                          --------------
                                                                                                              45,626,250


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                      Bonds                                          Value

Bonds (concluded)
Utilities--0.4%    BB+    Ba2   $ 2,700,000  Monterrey Power, SA de CV, 9.625% due 11/15/2009 (e)         $    2,538,000


Waste              BB-    Ba3    10,000,000  Allied Waste North America, 7.375% due 1/01/2004                  8,600,000
Management--
1.3%


Wireless           CCC    Caa1    5,000,000  Airgate PCS Inc., 12.837%** due 10/01/2004                        2,750,000
Communications--   CCC+   B3      7,000,000  Metrocall Inc., 11% due 9/15/2008 (e)                             5,810,000
Domestic--4.0%     CCC+   B3      8,000,000  Nextel Partners Inc., 13.303%** due 2/01/2009                     5,120,000
                   C      Caa3    5,000,000  Paging Network, Inc., 10.125% due 8/01/2007 (g)                   3,475,000
                   NR*    NR*     5,000,000  SBA Communications Corp., 13.76%** due 3/01/2003                  3,250,000
                   B-     B3     10,000,000  Spectrasite Holdings Inc., 12.875%** due 3/15/2005 (e)            4,925,000
                                                                                                          --------------
                                                                                                              25,330,000


Wireless           CCC+   Caa1   10,000,000  Dolphin Telecom PLC, 17.059%** due 6/01/2003                      3,950,000
Communications--   B-     Caa1   15,000,000  Millicom International Cellular, 16.028%** due 6/01/2006         12,825,000
International--    B-     Caa1   17,000,000  Nextel International Inc., 14.07%** due 4/15/2008                10,455,000
6.7%               B+     B1      5,000,000  Nuevo Grupo Iusacell SA, 14.25% due 12/01/2006 (e)                5,362,500
                                             Telesystem International Wireless Inc.:
                   CCC+   Caa1    7,000,000     14.26%** due 6/30/2007                                         4,515,000
                   CCC+   Caa1   10,000,000     14.014%** due 11/01/2007                                       5,650,000
                                                                                                          --------------
                                                                                                              42,757,500


                                             Total Investments in Bonds
                                             (Cost--$666,873,243)--89.8%                                     571,402,146

                                    Shares
                                     Held                   Issue

Common Stocks
Transportation--0.4%                204,166  Hvide Marine Incorporated                                         2,590,356

                                             Total Investments in Common Stocks
                                             (Cost--$3,487,881)--0.4%                                          2,590,356


Preferred Stocks & Warrants

Energy--2.7%                         10,347  R&B Falcon Corporation                                           11,511,037
                                     15,000  R&B Falcon Corporation (Warrants) (e)(f)                          5,857,500
                                             TCR Holdings (Convertible Preferred) (d):
                                      6,426     (Class B)                                                             64
                                      3,534     (Class C)                                                             35
                                      9,317     (Class D)                                                             93
                                     19,277     (Class E)                                                            193
                                                                                                          --------------
                                                                                                              17,368,922


Product                               6,208  Nebco Evans Holding Co. (c)                                           2,328
Distribution--0.0%


Publishing &                         50,000  Primedia, Inc. (Series H)                                         4,312,500
Printing--0.7%


Wireless Communications               3,580  Crown Castle International Corporation (Preferred) (c)            3,553,150
--Domestic--2.2%                      7,154  Nextel Communications, Inc. (Series D) (c)                        7,475,930
                                      3,042  Rural Cellular Corp. (Series B) (c)                               2,897,505
                                                                                                          --------------
                                                                                                              13,926,585


                                             Total Investments in Preferred Stocks & Warrants
                                             (Cost--30,922,413)--5.6%                                         35,610,335


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


SCHEDULE OF INVESTMENTS
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                      Bonds                                          Value

Short-Term Securities
Commercial                      $14,547,000  The CIT Group Holdings, Inc., 6.30% due 4/03/2000            $   14,547,000
Paper***--2.3%

                                             Total Investments in Short-Term Securities
                                             (Cost--$14,547,000)--2.3%                                        14,547,000


Total Investments (Cost--$715,830,537)--98.1%                                                                624,149,837

Other Assets Less Liabilities--1.9%                                                                           12,389,786
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  636,539,623
                                                                                                          ==============



  *Not Rated.
 **Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Each $1,000 face amount contains one warrant of Republic
   Technology.
(b)Each $1,000 face amount contains one warrant of United
   International Holdings, Inc.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(d)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $400, representing 0.0% of net assets.


                           Acquisition
   Issue                       Date         Cost        Value
   TCR Holdings
   (Convertible Preferred):
        (Class B)          12/10/1998   $     386     $      64
        (Class C)          12/10/1998         198            35
        (Class D)          12/10/1998         494            93
        (Class E)          12/10/1998       1,214           193

   Total                               $    2,292     $     385
                                       ==========     =========


(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of March 31, 2000
Assets:             Investments, at value (identified cost--$715,830,537)                                 $  624,149,837
                    Cash                                                                                          23,070
                    Receivables:
                      Interest                                                           $   16,108,986
                      Capital shares sold                                                       914,769
                      Dividends                                                                 107,812       17,131,567
                                                                                         --------------
                    Prepaid expenses and other assets                                                            352,287
                                                                                                          --------------
                    Total assets                                                                             641,656,761
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 2,324,561
                      Dividends to shareholders                                               1,745,875
                      Distributor                                                               415,132
                      Investment adviser                                                        302,630        4,788,198
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       328,940
                                                                                                          --------------
                    Total liabilities                                                                          5,117,138
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  636,539,623
                                                                                                          ==============

Capital:            Class A Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                      $     138,297
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          5,671,844
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,137,392
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            755,390
                    Paid-in capital in excess of par                                                         733,767,947
                    Accumulated distributions in excess of investment income--net                               (698,000)
                    Accumulated realized capital losses on investments--net                                   (5,929,756)
                    Accumulated distributions in excess of realized capital gains
                      on investments--net                                                                     (6,622,791)
                    Unrealized depreciation on investments--net                                              (91,680,700)
                                                                                                          --------------
                    Net assets                                                                            $  636,539,623
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $11,426,753 and 1,382,966
Value:              shares outstanding                                                                    $         8.26
                                                                                                          ==============
                    Class B--Based on net assets of $468,705,474 and 56,718,444
                    shares outstanding                                                                    $         8.26
                                                                                                          ==============
                    Class C--Based on net assets of $93,984,567 and 11,373,921
                    shares outstanding                                                                    $         8.26
                                                                                                          ==============
                    Class D--Based on net assets of $62,422,829 and 7,553,904
                    shares outstanding                                                                    $         8.26
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended March 31, 2000
Investment          Interest and discount earned                                                          $   74,691,187
Income:             Dividends                                                                                  3,247,577
                                                                                                          --------------
                    Total income                                                                              77,938,764
                                                                                                          --------------


Expenses:           Investment advisory fees                                             $    4,316,385
                    Account maintenance and distribution fees--Class B                        3,905,361
                    Account maintenance and distribution fees--Class C                          925,701
                    Transfer agent fees--Class B                                                367,679
                    Registration fees                                                           341,675
                    Printing and shareholder reports                                            288,055
                    Accounting services                                                         209,423
                    Account maintenance fees--Class D                                           176,462
                    Professional fees                                                           104,124
                    Transfer agent fees--Class C                                                 80,591
                    Amortization of organization expenses                                        67,017
                    Custodian fees                                                               50,692
                    Transfer agent fees--Class D                                                 39,951
                    Directors' fees and expenses                                                 27,003
                    Pricing services                                                             10,371
                    Transfer agent fees--Class A                                                  6,980
                    Other                                                                        17,472
                                                                                         --------------
                    Total expenses                                                                            10,934,942
                                                                                                          --------------
                    Investment income--net                                                                    67,003,822
                                                                                                          --------------


Realized &          Realized loss on investments--net                                                         (6,976,470)
Unrealized          Change in unrealized depreciation on investments--net                                    (79,226,434)
Loss on                                                                                                   --------------
Investments--       Net Decrease in Net Assets Resulting from Operations                                  $  (19,199,082)
Net:                                                                                                      ==============


                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the         For the Period
                                                                                          Year Ended      May 1, 1998++ to
                                                                                          March 31,          March 31,
Increase (Decrease) in Net Assets:                                                           2000               1999
Operations:         Investment income--net                                               $   67,003,822   $   36,331,838
                    Realized gain (loss) on investments--net                                 (6,976,470)       1,099,637
                    Change in unrealized depreciation on investments--net                   (79,226,434)     (12,454,266)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         (19,199,082)      24,977,209
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,236,053)        (826,433)
Shareholders:         Class B                                                               (48,253,891)     (24,983,066)
                      Class C                                                               (10,633,947)      (6,174,842)
                      Class D                                                                (6,879,931)      (4,347,497)
                    In excess of investment income--net:
                      Class A                                                                   (13,853)              --
                      Class B                                                                  (540,789)              --
                      Class C                                                                  (119,176)              --
                      Class D                                                                   (77,105)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                  (109,227)              --
                      Class B                                                                (4,854,944)              --
                      Class C                                                                (1,024,292)              --
                      Class D                                                                  (634,328)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (74,377,536)     (36,331,838)
                                                                                         --------------   --------------


Capital Stock       Net increase in net assets derived from capital share
Transactions:       transactions                                                             21,577,499      719,793,371
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 (71,999,119)     708,438,742
                    Beginning of period                                                     708,538,742          100,000
                                                                                         --------------   --------------
                    End of period                                                        $  636,539,623   $  708,538,742
                                                                                         ==============   ==============


                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                              Class A                   Class B
                                                                                      For the                   For the
The following per share data and ratios have been derived               For the        Period      For the       Period
from information provided in the financial statements.                 Year Ended  May 1, 1998++  Year Ended May 1, 1998++
                                                                       March 31,    to March 31,  March 31,   to March 31,
Increase (Decrease) in Net Asset Value:                                   2000          1999         2000         1999
Per Share           Net asset value, beginning of period                $     9.42   $    10.00  $     9.42   $    10.00
Operating                                                               ----------   ----------  ----------   ----------
Performance:        Investment income--net                                     .90          .79         .83          .73
                    Realized and unrealized loss on investments--net         (1.07)        (.58)      (1.07)        (.58)
                                                                        ----------   ----------  ----------   ----------
                    Total from investment operations                          (.17)         .21       (.24)          .15
                                                                        ----------   ----------  ----------   ----------
                    Less dividends and distributions from:
                      Investment income--net                                  (.90)        (.79)       (.83)        (.73)
                      In excess of investment income--net                     (.01)          --        (.01)          --
                      In excess of realized gain on investments--net          (.08)          --        (.08)          --
                                                                        ----------   ----------  ----------   ----------
                    Total dividends and distributions                         (.99)        (.79)       (.92)        (.73)
                                                                        ----------   ----------  ----------   ----------
                    Net asset value, end of period                      $     8.26   $     9.42  $     8.26   $     9.42
                                                                        ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share                      (1.97%)       2.51%+++   (2.72%)       1.80%+++
Return:**                                                               ==========   ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                            .81%         .52%*      1.57%        1.27%*
Net Assets:                                                             ==========   ==========  ==========   ==========
                    Expenses                                                  .81%         .76%*      1.57%        1.52%*
                                                                        ==========   ==========  ==========   ==========
                    Investment income--net                                   9.97%        9.39%*      9.24%        8.61%*
                                                                        ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $   11,427   $   12,864  $  468,705   $  502,377
Data:                                                                   ==========   ==========  ==========   ==========
                    Portfolio turnover                                      59.25%       49.40%      59.25%       49.40%
                                                                        ==========   ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                Class C                 Class D
                                                                                      For the                   For the
The following per share data and ratios have been derived               For the        Period      For the       Period
from information provided in the financial statements.                 Year Ended  May 1, 1998++  Year Ended May 1, 1998++
                                                                       March 31,    to March 31,  March 31,   to March 31,
Increase (Decrease) in Net Asset Value:                                   2000          1999         2000         1999
Per Share           Net asset value, beginning of period                $     9.42   $    10.00  $     9.42   $    10.00
Operating                                                               ----------   ----------  ----------   ----------
Performance:        Investment income--net                                     .83          .72         .88          .77
                    Realized and unrealized loss on investments--net         (1.07)        (.58)      (1.07)        (.58)
                                                                        ----------   ----------  ----------   ----------
                    Total from investment operations                          (.24)         .14        (.19)         .19
                                                                        ----------   ----------  ----------   ----------
                    Less dividends and distributions from:
                      Investment income--net                                  (.83)        (.72)       (.88)        (.77)
                      In excess of investment income--net                     (.01)          --        (.01)          --
                      In excess of realized gain on investments--net          (.08)          --        (.08)          --
                                                                        ----------   ----------  ----------   ----------
                    Total dividends and distributions                         (.92)        (.72)       (.97)        (.77)
                                                                        ----------   ----------  ----------   ----------
                    Net asset value, end of period                      $     8.26   $     9.42  $     8.26   $     9.42
                                                                        ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share                      (2.76%)       1.75%+++   (2.22%)       2.28%+++
Return:**                                                               ==========   ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                           1.62%        1.31%*      1.06%         .75%*
Net Assets:                                                             ==========   ==========  ==========   ==========
                    Expenses                                                 1.62%        1.57%*      1.06%        1.01%*
                                                                        ==========   ==========  ==========   ==========
                    Investment income--net                                   9.17%        8.53%*      9.73%        9.10%*
                                                                        ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $   93,985   $  119,281  $   62,423   $   74,017
Data:                                                                   ==========   ==========  ==========   ==========
                    Portfolio turnover                                      59.25%       49.40%      59.25%       49.40%
                                                                        ==========   ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio invesment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $52,923 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                                .25%          .50%
Class C                                .25           .55
Class D                                .25            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


For the year ended March 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   148       $  1,966
Class D                               $15,576       $130,453


For the year ended March 31, 2000, MLPF&S received contingent deferred sales charges of $1,968,954 and $151,051 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

During the year ended March 31, 2000, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $200 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $5,938 in commissions on the execution of portfolio security transactions for the fund for the year ended March 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2000 were $413,418,631 and $402,329,575, respectively.

Net realized gains (losses) for the year ended March 31, 2000 and net unrealized losses as of March 31, 2000 were as follows:

                                     Realized
                                      Gains          Unrealized
                                     (Losses)          Losses

Long-term investments            $ (6,976,623)   $  (91,680,700)
Short-term investments                    153                --
                                 ------------    --------------
Total                            $ (6,976,470)   $  (91,680,700)
                                 ============    ==============


As of March 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $92,144,278, of which $22,687,099 related to appreciated securities and $114,831,377 related to depreciated securities. The aggregate cost of investments at March 31, 2000 for Federal income tax purposes was $716,294,115.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $21,577,499 and $719,793,371 for the year ended March 31, 2000 and for the period May 1, 1998 to March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                           869,095   $    7,757,049
Shares issued to shareholders
in reinvestment of dividends
and distributions                      93,454          829,898

Total issued                          962,549        8,586,947
Shares redeemed                      (945,932)      (8,349,835)
                                 ------------   --------------
Net increase                           16,617   $      237,112
                                 ============   ==============


Class A Shares for the Period                       Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                         2,330,105   $   21,930,940
Shares issued to shareholders
in reinvestment of dividends           57,215          529,164
                                 ------------   --------------
Total issued                        2,387,320       22,460,104
Shares redeemed                    (1,023,471)      (9,511,391)
                                 ------------   --------------
Net increase                        1,363,849   $   12,948,713
                                 ============   ==============


++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class B Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                        20,150,141   $  181,713,205
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,718,121       24,046,667
                                 ------------   --------------
Total issued                       22,868,262      205,759,872
Automatic conversion of
shares                                (83,586)        (739,770)
Shares redeemed                   (19,417,530)    (170,922,374)
                                 ------------   --------------
Net increase                        3,367,146   $   34,097,728
                                 ============   ==============


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Period                       Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        61,308,556   $  583,441,531
Shares issued to shareholders
in reinvestment of dividends        1,188,964       11,030,045
                                 ------------   --------------
Total issued                       62,497,520      594,471,576
Automatic conversion of
shares                                (23,309)        (221,805)
Shares redeemed                    (9,125,413)     (84,440,756)
                                 ------------   --------------
Net increase                       53,348,798   $  509,809,015
                                 ============   ==============

++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.



Class C Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,710,900   $   42,619,654
Shares issued to shareholders
in reinvestment of dividends
and distributions                     692,998        6,142,451
                                 ------------   --------------
Total issued                        5,403,898       48,762,105
Shares redeemed                    (6,697,876)     (59,083,125)
                                 ------------   --------------
Net decrease                       (1,293,978)  $  (10,321,020)
                                 ============   ==============


Class C Shares for the Period                       Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        15,012,995   $  143,340,616
Shares issued to shareholders
in reinvestment of dividends          351,594        3,266,291
                                 ------------   --------------
Total issued                       15,364,589      146,606,907
Shares redeemed                    (2,699,190)     (25,083,407)
                                 ------------   --------------
Net increase                       12,665,399   $  121,523,500
                                 ============   ==============

++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.



Class D Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,076,100   $   36,441,804
Automatic conversion of
shares                                 83,587          739,770
Shares issued to shareholders
in reinvestment of dividends and
distributions                         374,255        3,308,410
                                 ------------   --------------
Total issued                        4,533,942       40,489,984
Shares redeemed                    (4,840,299)     (42,926,305)
                                 ------------   --------------
Net decrease                         (306,357)  $   (2,436,321)
                                 ============   ==============


Class D Shares for the  Period                      Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        10,622,611   $  101,293,239
Automatic conversion of
shares                                 23,308          221,805
Shares issued to shareholders
in reinvestment of dividends          197,476        1,830,079
                                 ------------   --------------
Total issued                       10,843,395      103,345,123
Shares redeemed                    (2,985,634)     (27,832,980)
                                 ------------   --------------
Net increase                        7,857,761   $   75,512,143
                                 ============   ==============


++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


5. Organizational Change:
On or about May 15, 2000, the Fund will change its name to Merrill Lynch U.S. High Yield Fund, Inc.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Corporate High Yield Fund, Inc. as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and the period May 1, 1998 (commencement of operations) to March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Corporate High Yield Fund, Inc. as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 12, 2000
</AUDIT-REPORT>


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863